Statements of Financial Position (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Fixed income securities, amortized cost	$ 4,375,110	$ 4,550,008
Equity securities, at cost	177,229	152,163
Short-term, amortized cost	$ 88,552	$ 88,799
Common stock, par value	$ 25	$ 25
Common stock, shares authorized	100,000	100,000
Common stock, shares issued	100,000	100,000
Common stock, shares outstanding	100,000	100,000